UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2008

FIRST NATIONAL LINCOLN CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events	Page 1

Item 9.01 Financial Statements and Exhibits.	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 8 - Other Events

Item 8.01 Other Events.

On June 30, 2008, the Registrant issued the press release filed herewith as Exhibit 99.1 announcing the Company’s inclusion in the Russell 3000 Index.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
--------

The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. STEPHEN WARD

---------------------

F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: June 30, 2008

Exhibit Index

-------------

Exhibit

Number Description of Exhibit

------ ----------------------

99.1 Registrant's Press Release dated June 30, 2008.